AFL-CIO HOUSING INVESTMENT TRUST Amalgamated Warbasse Houses Brooklyn, NY

PROJECT DESCRIPTION

Amalgamated Warbasse Houses is a large union-sponsored housing cooperative located in Brooklyn’s Brighton-Coney Island community. The 50-year-old Mitchell-Lama cooperative consists of 2,585 residential units and 17 ground-floor professional units, as well as a small retail center. Located a few blocks from local beaches, the co-op suffered serious damage from Hurricane Sandy in the fall of 2012. In early 2013, representatives from Amalgamated Warbasse Houses asked the HIT for assistance, and the HIT responded with an $89 million bridge loan. This financial commitment allowed the cooperative to replace the electrical distribution system that was destroyed by flooding, move forward with other repairs, refinance existing debt, and replenish capital reserves depleted by hurricane-related expenses.

“We are helping sustain a historic union
community and keeping alive their dream of
decent, affordable housing.”

—John J. Sweeney, AFL-CIO President Emeritus

HIT ROLE

The HIT provided $89 million in financing through an interest-only direct loan that allowed the cooperative to realize significant savings in debt service over the 24-month loan period, keeping the housing affordable for its residents. HIT staff worked closely with the cooperative’s representatives to structure the financing in early 2013.

The investment in Amalgamated Warbasse Houses is part of the HIT’s New York City Community Investment Initiative through which the HIT has helped create or preserve over tens of thousands of units of affordable and workforce housing for New York City residents from 2002 - 2016.

The HIT had previously assisted Amalgamated Warbasse in 1996 and 2003 with financing to upgrade the property and maintain its affordability.

SOCIAL IMPACT

HIT financing for Amalgamated Warbasse Houses helped preserve a major source of workforce housing in the Brooklyn community that has strong ties to the union movement. Amalgamated Warbasse was built in the 1960s as affordable housing for union families, with the backing of the Amalgamated Clothing Workers, a forerunner of today’s UNITE HERE.

Repairs and upgrades improved the quality of life for residents following Hurricane Sandy. Residents experienced hardships in the storm’s aftermath, without lights, heating/cooling, refrigeration, elevator service, and other necessities until temporary transformers could be installed. To guard against future power losses, the HIT loan financed the relocation of the property’s transformers above the flood plain. This repair work created an estimated 230 union construction jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

ABOUT THE HIT “We are grateful for the HIT’s quick response to our enormous needs resulting from Superstorm Sandy.” —Michael Silverman, Co-op Board President, Amalgamated Warbasse

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018